UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2013

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-21755	25-1802235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA		94555
(Address of Principal Executive Offices)		(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 17, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of iGATE Corporation (the “Company”) approved a retention bonus plan that provides for the payment of a retention bonus in the amount of $150,000 on June 30, 2014 and $100,000 on December 31, 2014, to each of the following named executive officers provided that such officer is still employed by the Company on the applicable payment date: Srinivas Kandula, Derek Kemp, Sean Suresh Narayanan, Sujit Sircar, and Sanjay Tugnait (the “Named Executive Officers”). A Retention Bonus Agreement for each of the Named Executive Officers is attached as Exhibit 10.1 through 10.5, respectively.

On July 17, 2013, the Committee also granted each of the Named Executive Officers 40,000 restricted stock awards. The restricted stock will vest over four years, with 25% of the awards vesting at the end of each year from the date granted, provided that the officer remains an employee of the Company on the applicable vesting date. A Restricted Stock Agreement for each of the Named Executive Officers is attached as Exhibit 10.6 through 10.10, respectively.

Additionally, on July 17, 2013, the Committee approved changes to the terms of the performance-based restricted stock awards (“PRSAs”) granted to certain executives, including the Named Executive Officers, on May 12, 2011, as amended on January 25, 2012. Currently, the PRSAs vest only if the Company meets specified adjusted EBITDA targets during any trailing twelve-month period during the performance period, which began on January 1, 2011 and ends on June 30, 2016 (the “Performance Period”). The Committee authorized the extension of the Performance Period to June 30, 2017. All other terms of the PRSAs are to remain the same.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Form 8-K:

10.1	Retention Bonus Agreement, by and between the Company and Srinivas Kandula, dated July 22, 2013.

10.2	Retention Bonus Agreement, by and between the Company and Derek Kemp, dated July 22, 2013.

10.3	Retention Bonus Agreement, by and between the Company and Sean Suresh Narayanan, dated July 22, 2013.

10.4	Retention Bonus Agreement, by and between the Company and Sujit Sircar, dated July 22, 2013.

10.5	Retention Bonus Agreement, by and between the Company and Sanjay Tugnait, dated July 22, 2013.

10.6	Restricted Stock Agreement, by and between the Company and Srinivas Kandula, dated July 17, 2013.

10.7	Restricted Stock Agreement, by and between the Company and Derek Kemp, dated July 17, 2013.

10.8	Restricted Stock Agreement, by and between the Company and Sean Suresh Narayanan, dated July 17, 2013.

10.9	Restricted Stock Agreement, by and between the Company and Sujit Sircar, dated July 17, 2013.

10.10	Restricted Stock Agreement, by and between the Company and Sanjay Tugnait, dated July 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name: Mukund Srinath
Title: Corporate Secretary

July 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retention Bonus Agreement, by and between the Company and Srinivas Kandula, dated July 22, 2013.

10.2	Retention Bonus Agreement, by and between the Company and Derek Kemp, dated July 22, 2013.

10.3	Retention Bonus Agreement, by and between the Company and Sean Suresh Narayanan, dated July 22, 2013.

10.4	Retention Bonus Agreement, by and between the Company and Sujit Sircar, dated July 22, 2013.

10.5	Retention Bonus Agreement, by and between the Company and Sanjay Tugnait, dated July 22, 2013.

10.6	Restricted Stock Agreement, by and between the Company and Srinivas Kandula, dated July 17, 2013.

10.7	Restricted Stock Agreement, by and between the Company and Derek Kemp, dated July 17, 2013.

10.8	Restricted Stock Agreement, by and between the Company and Sean Suresh Narayanan, dated July 17, 2013.

10.9	Restricted Stock Agreement, by and between the Company and Sujit Sircar, dated July 17, 2013.

10.10	Restricted Stock Agreement, by and between the Company and Sanjay Tugnait, dated July 17, 2013.